IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME, INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF (EMSG)

In order to implement a new investment strategy for the fund, the fund’s Board of Trustees (the “Board”) has approved changes to the fund proposed by DBX Advisors LLC, the fund’s investment advisor (the “Advisor”), including: (i) a new fund name and ticker symbol; (ii) a new investment objective; and (iii) a new underlying index, the MSCI Global Climate 500 Emerging Markets Selection Index. The changes to the fund are further described below and will become effective on or about November 4, 2024 (the “Effective Date”).
On the Effective Date, the fund’s name will change to Xtrackers MSCI Emerging Markets Climate Selection ETF, and the fund’s ticker symbol will change from EMSG to EMCS. At that time, the fund will change its current investment objective of seeking investment results that correspond generally to the performance, before fees and expenses, of the MSCI Emerging Markets ESG Leaders Index, to seeking investment results that correspond generally to the performance, before fees and expenses, of the MSCI Global Climate 500 Emerging Markets Selection Index.
The fund’s current 80% investment policies will continue after the Effective Date. These policies provide that the fund: (i) will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index; and (ii) will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from emerging markets countries. Emerging market countries are as defined by MSCI Inc., the index provider for the fund’s underlying index. While the stated foregoing 80% investment policies will not change on the Effective Date, the first 80% investment policy will change in substance because on the Effective Date, the fund’s “Underlying Index” will change from the MSCI Emerging Markets ESG Leaders Index to the MSCI Global Climate 500 Emerging Markets Selection Index. Because the MSCI Global Climate 500 Emerging Markets Selection Index’s portfolio securities are significantly more concentrated than the fund's current underlying index, reconfiguring the fund to track the new underlying index may result in significant turnover of the fund’s currently held portfolio securities.
The fund’s investment objective and 80% investment policies are not fundamental and may be changed by the Board without shareholder approval. The fund will not change its new investment objective or its 80% investment policies unless it provides shareholders with at least 60 days’ prior written notice of any such changes.
In addition to the foregoing changes, as of the Effective Date, the Advisor has contractually agreed through December 31, 2025 to waive a portion of its management fees and/or reimburse fund expenses to the extent necessary to prevent the operating expenses of the fund (excluding interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.15% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
The fund’s current portfolio management team will continue to manage the fund’s assets after the Effective Date.
Please Retain This Supplement for Future Reference
August 19, 2024
PRO_SAISTKR24-52